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                                                              EXHIBIT 10.5

                       AMENDMENT TO ADVISORY AGREEMENT
                              WITH STOCK OPTION
                              -----------------

        Amendment made as of the 2nd day of May, 1994, to the Advisory Agreement with Stock Option dated September 7, 1988, as amended June 6, 1990, between ALC Communications Corporation ("ALC"), Grumman Hill Associates, Inc. ("Grumman Hill") and Grumman Hill Investments, L.P. ("Grumman L.P.").

        WHEREAS, ALC had previously issued to Grumman Hill a stock option (the "Stock Option") pursuant to an Advisory Agreement with Stock Option dated September 7, 1988.

        WHEREAS, pursuant to Amendment dated June 6, 1990, the Stock Option was amended to provide, inter alia, that the Stock Option may be assigned to Grumman, L.P.

        WHEREAS, Grumman L.P. now desires to distribute the Stock Option to its partners, and the partners may desire to transfer the Stock Options to registered broker/dealers.

        NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter set forth, the parties agree to the following amendment to the
Agreement:

        1.  Section 3 is amended by adding the following paragraph:

            "Grumman Hill Investments, L.P., with written notice to ALC of the effective date of same, may assign this Stock Option and parts thereof, to its partners, provided that such partners execute a Stock Option Agreement and such other documents requested by ALC, all in form and substance satisfactory to ALC. The partners of Grumman Hill Investments, L.P., with written notice to ALC of the effective date of same, may assign such Stock Option received from Grumman Hill Investments, L.P. only to a registered broker dealer, provided that such registered broker dealer shall enter into a Stock Option Agreement and such other documents requested by ALC, all in form and substance satisfactory to ALC, and such Stock Option Agreement shall provide inter alia that the Stock Option shall thereafter be nontransferable."

        2.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.
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        IN WITNESS WHEREOF, the parties have entered into this Amendment on the day and year first above written.




                                ALC COMMUNICATIONS CORPORATION

                                By:   JOHN M. ZMO
                                    -----------------------------------------
                                Its: President and Chief Executive Officer


                                GRUMMAN HILL ASSOCIATES, INC.

                                By:  RICHARD D. IRWIN
                                    -----------------------------------------
                                Its:  President


                                GRUMMAN HILL INVESTMENTS, L.P.
                                By: Grumman Hill Associates, Inc.
                                Its: General Partner

                                By:  RICHARD D. IRWIN
                                    -----------------------------------------
                                Its:  General Partner